Exhibit 10.13

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT, together with exhibits attached hereto (the “Agreement”), effective as of March 20, 2009 (the “Effective Date”), is entered into by and between BG MEDICINE, INC., organized under the laws of Delaware and having its principal place of business at 610 N. Lincoln Street, Waltham, MA 02451 (“BG Medicine”), and CORGENIX INC., organized under the laws of Delaware and having its principal place of business at 11575 Main Street, Suite 400, Broomfield, Colorado 80020 (“Corgenix”). BG Medicine and Corgenix may each be referred to herein individually as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, BG Medicine has technology and intellectual property related to certain novel biomarkers and innovative molecular diagnostic products; and

WHEREAS, Corgenix is engaged in the business of developing, manufacturing and supporting diagnostic tests and related products; and

WHEREAS, BG Medicine and Corgenix wish to enter into an agreement under which Corgenix will manufacture and supply BG Medicine, or its designees, with certain microtiter plate ELISA in vitro diagnostic test kits, as set forth in more detail herein, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and undertakings set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms not otherwise defined herein will have the meaning set forth below:

1.1 “Affiliates” means, with respect to Party, any person or entity controlling, controlled by, or under common control with such Party. For the purposes of this Section 1.1 only, “control” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) (or, if less, the maximum ownership interest permitted by law) of the voting securities or other ownership interest of a Person; provided that, if local law requires a minimum percentage of local ownership in excess of fifty percent (50%), then control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.2 “Authorized Representative” shall have the meaning set forth in Directive 98/79/EC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.3 “BG Medicine Technology” means the BG Medicine Patent Rights and BG Medicine Know-How, as defined below:

(a) “BG Medicine Patent Rights” means any and all Patent Rights covering the BG Medicine Know-How.

(b) “BG Medicine Know-How” means the information, data, skills, processes, methods, know-how, trade secrets and experience, including, without limitation, formulas and specifications, whether patentable or not, that are Controlled by BG Medicine at anytime during the Term and that are necessary for Corgenix in order to use the Critical Components solely in the manufacture of Products under this Agreement.

1.4 “CE Marking” means the certification and marking required by the European Commission for marketing and sales of in vitro diagnostic medical devices in the European Union, as set forth in Directive 98/79/EC and any and all other applicable laws or regulations.

1.5 “Certificate of Analysis” means a certificate of analysis signed and dated by a Corgenix employee qualified and duly authorized to certify that each lot of product released for distribution was manufactured in compliance with approved procedures and that all specifications have been met. The specifications and the results obtained with the lot of product being certified shall be included on the certificate. An example of a Certificate of Analysis is shown in Exhibit B, but the exact contents and format will be modified to reflect final product specifications.

1.6 “Certificate of Nonconformance” means a certificate of analysis signed and dated by a BG Medicine employee qualified and duly authorized to certify that the results of assays conducted on an indicated shipment of Products hereunder do not conform to the Specifications therefor and indicating the reason(s) for non-conformance. The Certificate of Nonconformance shall include without limitation a description of the pertinent assay(s) conducted, the date on which it was (they were) conducted, and the results of the assay(s).

1.7 “Confidential Information” means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed by the disclosing party directly or indirectly in writing, orally, or by drawings.

1.8 “Control” means, with respect to any information or an intellectual property right, possession of the ability, whether arising by ownership or license, to grant a license or sublicense as provided for herein under such information or right without violating the terms of any written agreement with any Third Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.9 “Corgenix Technology” means the Corgenix Patent Rights and Corgenix Know-How, as defined below:

(a) “Corgenix Patent Rights” means any and all Patent Rights covering the Corgenix Know-How.

(b) “Corgenix Know-How” means the information, data, skills, processes, methods, know-how, trade secrets and experience, including, without limitation, formulas and specifications, whether patentable or not, that are unique to and Controlled by Corgenix at anytime during the Term and used in the manufacture of Products under this Agreement.

1.10 “Critical Components” means those certain materials specified in Exhibit E attached hereto.

1.11 “Directive 98/79/EC” means Directive 98/79/EC of the European Parliament and of the Council of 27 October 1998 on in vitro medical devices, as set forth in the Official Journal of the European Communities, L 331, July 12, 1998.

1.12 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.13 “Inventory Release Order” shall have the meaning assigned to it in Section 2.6(d).

1.14 “Lot” means a particular manufacturing run of Products.

1.15 “Lyophilizer” means the capital equipment as described in Exhibit K.

1.16 “Patent Right” means: (i) all issued and existing patents, including any extensions, supplemental protection certificates, registrations, confirmations, reissues, reexaminations or renewals thereof; and (ii) all pending applications, including any provisional applications, converted provisional applications, continuing prosecution applications and continuation, divisional, or continuation-in-part applications thereof, for any of the foregoing.

1.17 “Pilot Lot” shall have the meaning assigned to it in Section 4.2(a).

1.18 “Products” shall mean the items set forth on Exhibit A, as may be amended from time to time in writing by the Parties.

1.19 “Purchase Order” shall have the meaning assigned to it in Section 2.6(b).

1.20 “Specification” means the written specifications for the Products to be manufactured and supplied under this Agreement, as set forth in documents supplied by BG Medicine that are approved and modified solely by mutual written agreement of the Parties in accordance with this Agreement.

1.21 “Term” shall have the meaning set forth in Section 9.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.22 “Third Party” means any person or entity other than Corgenix, BG Medicine, or Affiliates of either.

1.23 “Transfer Price” shall mean with respect to each Product, the price set forth in Exhibit D as of the Effective Date, as subsequently modified solely in accordance with Article 4 and Section 2.6 of this Agreement.

ARTICLE 2

SUPPLY

2.1 Terms and Conditions. All supply of Products by Corgenix to BG Medicine or its designees shall be subject to the terms and conditions of this Agreement. ANY TERMS OR CONDITIONS OF ANY PURCHASE ORDER OR ACKNOWLEDGMENT GIVEN OR RECEIVED WHICH ARE ADDITIONAL TO OR INCONSISTENT WITH THIS AGREEMENT SHALL HAVE NO EFFECT AND SUCH TERMS AND CONDITIONS ARE HEREBY EXCLUDED AND REJECTED.

2.2 Start-Up.

(a) General. In consideration for the payment set forth in Section 4.1(a) and further defined in Exhibit C, Corgenix shall perform any and all tasks reasonably necessary to prepare for supplying Products under this Agreement, including, without limitation, developing manufacturing and quality control documentation, training, travel by Corgenix personnel to BG Medicine and/or Future Diagnostics as necessary for technology transfer, and development of any and all necessary compliance documentation required by the FDA and the International Standards Organization (“ISO”) to allow timely market entry upon 510(k) clearance. The amount of such payments shall not exceed 110% of the respective estimated amounts without receiving advance written approval for such higher fee from BG Medicine.

(b) CE-Marking. As Corgenix has the capability and know-how to provide CE-Marking services, BG Medicine, in its sole discretion, may or may not request of Corgenix that such CE Marking services be provided. If BG Medicine requests these CE Marking services of Corgenix, then, in consideration for the payment set forth in Exhibit F, Corgenix shall use all commercially reasonable efforts to obtain CE Marking certification for any and all Products by performing the tasks as set forth in Exhibit F, which Corgenix shall use all commercially reasonable efforts to complete within two weeks following completion of all tasks required to create the Technical File for Product. To the extent full services for CE Marking are not requested, the fees will be adjusted accordingly.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.3 Supply of Products.

(a) Supply. Subject to BG Medicine’s supply of Critical Components pursuant to Section 2.6(f), Corgenix shall supply Products to BG Medicine or its designees as set forth in this Article 2 and in partial consideration for the payments set forth in Section 4.2.

(b) Specifications. All Products supplied pursuant to Section 2.3(a) shall comply with all applicable Specifications. After the Effective Date, if BG Medicine changes in writing the Specifications applicable to the product insert, labeling, or the addition of other languages thereon, then Corgenix shall implement such changes; provided, however, that BG Medicine shall pay Corgenix its actual cost to implement such changes, including scrap costs, without any mark-up or other surcharges, provided, further, that Corgenix shall notify BG Medicine in advance and in writing of such costs and BG Medicine’s obligation to reimburse Corgenix for such costs shall be subject to BG Medicine’s approval, in its sole discretion, of such costs in writing before Corgenix incurs any such costs.

2.4 Subsequent Agreements and Good Manufacturing Practices.

(a) The Parties agree that within thirty (30) days of the Effective Date of this Agreement that they shall define in writing a validation plan to be attached as Exhibit L to this Agreement once finalized.

(b) Corgenix shall manufacture all Products under this Agreement in compliance with applicable current Good Manufacturing Practices and the Quality System Regulation for in vitro diagnostic devices, as set forth in 21 Code of Federal Regulations Part 820 et seq.; and in compliance with all applicable requirements of Directive 98/79/EC for obtaining CE Marking of such Products.

(c) Corgenix shall ensure that all of its vendor relationships related to the manufacture of Products are in compliance with the above requirements, as applicable.

(d) The Parties agree that within sixty (60) days of the Effective Date of this Agreement they shall define in writing any additional responsibilities between the Parties in the form of a Quality Agreement to ensure substantial compliance with all applicable regulatory requirements as set forth above and to define the responsibilities of each party for meeting these requirements. Such Quality Agreement will be attached as Exhibit M to this Agreement once finalized.

Corgenix will manufacture and test all BG Medicine Products in accordance with documents (e.g. procedures and specifications) supplied by BG Medicine. These documents will include the manufacturing procedures, testing procedures and specifications. Changes to these documents shall be approved by BG Medicine as part of the Corgenix change control system. BG Medicine shall approve changes to any other Corgenix document that may affect the quality of BG Medicine products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Corgenix shall provide periodic reports summarizing quality metrics associated with the manufacture of BG Medicine products. The content and frequency of the reports will be defined in the Quality Agreement referred to above.

All non-conformances occurring within the Corgenix quality system that may affect the quality of BG Medicine products shall be approved by BG Medicine. Details concerning the approval of these non-conformances will be given in the Quality Agreement.

(e) Corgenix agrees to establish a document retention procedure such that required quality records and reports are retained for a minimum of five (5) years from the date of Product transfer to BG Medicine.

(f) Notwithstanding anything to the contrary in this Agreement, in the event that BG Medicine voluntarily or as required by the FDA, recalls, corrects, withdraws, or recovers (“Recall”) the Product because the Product is or is reasonably believed to be adulterated or misbranded within the meaning of the United States Food, Drug and Cosmetic Act, as amended (“FDC”), all costs and expenses of such Recall shall be allocated between the Parties in accordance with each Party’s relative responsibility for the cause of the Recall. However, in the event a Recall is necessary solely because the Product does not meet the warranty set forth in Section 2.8 hereunder or the Specifications, Recall Expenses shall be the full and sole responsibility of Corgenix.

2.5 Forecasts. No later than [***] after the conclusion of the second Pilot Lot, BG Medicine shall provide Corgenix with a written [***] rolling forecast (“Forecast”) of the quantities of each Product estimated by BG Medicine to be ordered from Corgenix under this Agreement for each calendar month. The Forecast shall be updated at least every three (3) months until such time that both Parties agree that updating less frequently is acceptable. The Parties agree that the Forecast is [***] and shall be used by Corgenix for [***].

2.6 Orders.

(a) Purchase Orders. During the Term, BG Medicine shall have the right to place a firm Purchase Order with Corgenix for Products, setting forth the quantity of kits to be manufactured by Corgenix during a specified period. Corgenix shall accept any and all such Purchase Orders from BG Medicine for each Product to fulfill that portion for which it has sufficient Critical Components. Corgenix shall use its best efforts to fulfill all Purchase Orders within [***] after receipt by Corgenix, but in no event later than [***] after such receipt, unless the Purchase Order received from BG Medicine expressly sets forth in writing a later completion date, in which event Corgenix shall fulfill the Purchase Order on such later date.

(b) Form of Purchase Order. Within thirty (30) days after the Effective Date, the parties shall mutually approve in writing a standard form of purchase order, attached hereto as Exhibit G, for use by BG Medicine in ordering Products hereunder (a “Purchase Order”), such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

approval to not be unreasonably withheld. All of BG Medicine’s orders for Product shall be made pursuant to such written Purchase Order form. Corgenix shall notify BG Medicine in writing as soon as possible, but at least within [***] from receipt of a Purchase Order if Corgenix will be unable to fill any amount(s) of such Purchase Order, provided that such notice will not waive any of the supply obligations of Corgenix hereunder.

(c) Inventory Release Orders. If BG Medicine chooses to have Corgenix drop ship product to BG Medicine’s customers, at least [***] before the date which BG Medicine requests kits to be removed from BG Medicine inventory at Corgenix and shipped to a customer, BG Medicine shall place a firm Inventory Release Order as described in Exhibit H, with Corgenix for Products, setting forth the customer name, address and related information, the number of kits and lot of the Products to be shipped, the method of shipment including shipping account number(s), and the requested date of shipment. Corgenix shall provide confirmation of order shipment details for each product shipment to BG Medicine on the date of shipment by e-mail or through the electronic interface mechanism referred to below.

(d) Form of Inventory Release Order. Within thirty (30) days after the Effective Date, the Parties shall mutually approve in writing a standard form of inventory release order, attached hereto as Exhibit H (“Inventory Release Order”), for use by BG Medicine in providing to Corgenix specific shipping instructions for Products, such approval to not be unreasonably withheld. All of BG Medicine’s instructions for Product shall be noted on such written Inventory Release Order form and shall provide for shipment in compliance with Section 2.9, and will include information related to Corgenix’ handling charges, direct shipping costs and lot number tracking. Corgenix shall notify BG Medicine in writing within [***] after receipt of an Inventory Release Order if Corgenix will be unable to fill any amount(s) and delivery date(s) of such Inventory Release Order, provided that such notice will not waive, modify or supersede any of Corgenix’ obligations under this Agreement.

(e) Electronic Interface. The parties agree to work together to develop an electronic interface to facilitate the processing of product orders between the entities. It is expected that this interface will be in place no later than March 31, 2010. Details related to this interface will be agreed to by the parties no later than September 30, 2009.

(f) Supply of Critical Components. At the time BG Medicine wishes Corgenix to begin production of the Pilot Lots, BG Medicine shall supply Corgenix with a quantity of Critical Components that BG Medicine, in its sole good faith estimation, believes will be sufficient to meet Corgenix’ needs for those Pilot Lots. BG Medicine may elect to provide certain Critical Components to Corgenix on a lot by lot basis during the Pilot Lot phase. After the third Pilot Lot is completed, BG Medicine will supply Critical Components for the first three (3) months of production. BG Medicine may elect to provide Critical Components for the first three (3) months of production at an earlier point, if initial Pilot Lots are successful. Corgenix shall request additional supplies of Critical Components in writing from BG Medicine at least [***] before Corgenix reasonably anticipates that it will need such supplies to fulfill BG

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Medicine’s orders for Products. Upon receipt by Corgenix of Critical Components, Corgenix shall perform sufficient incoming quality control (“iQC”) procedures, such procedures are to be performed within [***] of material receipt in accordance with the Raw Material Specifications (RMS) developed with input and mutual agreement by both parties on such Critical Components to evaluate their suitability for use by Corgenix under this Agreement. Corgenix shall notify BG Medicine in writing of the results of such iQC testing, whether positive or any deficiencies or defects in such Critical Components (the “iQC Notice”), including, without limitation, a detailed description of such deficiencies or defects and the identity of the specific critical components with such deficiencies or defects. Corgenix shall, at BG Medicine’s request, return such Critical Components to BG Medicine at BG Medicine’s expense within three (3) days after receiving such request. BG Medicine shall have the right to replace such Critical Components to the extent it agrees that a deficiency or defect exists. If BG Medicine disagrees with Corgenix that such deficiency or defect exists, the Parties shall cooperate in good faith to evaluate such Critical Components and agree on whether they are acceptable for use by Corgenix under this Agreement. All Critical Components must have iQC testing performed by Corgenix before used in manufacturing. If BG Medicine fails to receive an iQC Notice and Corgenix manufactures a Lot, Corgenix shall have no recourse or other remedy against BG Medicine arising from any failure, deficiency or defect, of whatsoever kind or nature, relating to such Critical Components; unless, however, that Corgenix can show that proper iQC testing was conducted and the iQC Notice was not sent. Corgenix shall use any and all such Critical Components solely in the manufacture by Corgenix of Products under this Agreement, and shall keep written records of the amounts used for each Lot. The Critical Components supplied by BG Medicine shall be free of charge to Corgenix; provided, however, that BG Medicine shall retain sole ownership of the Critical Components at all times; and, provided further, that Corgenix shall use all commercially reasonable efforts to use one hundred percent (100%) of such Critical Components in Products supplied to BG Medicine or its designees, and not to waste, discard, damage or destroy any such Critical Components other than wastage associated with normal manufacturing processes used by Corgenix under this Agreement, including, but not limited to, void volume losses. BG Medicine shall have the right to audit Corgenix’ use of Critical Components supplied under this Agreement.

(g) Minimum Quantities. During each year commencing with the Effective Date, and each anniversary thereof during the Term, BG Medicine shall purchase minimum quantities of Products from Corgenix under this Agreement, as follows:

Year	Minimum Quantity
First Year (including Pilot Lot Volume)	[***] kits
Second Year	[***] kits
Third Year	[***] kits

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

For purposes of this section for evaluating BG Medicine’s compliance with minimum quantities, the annual one year period will commence with the date that the first pilot lot is certified to successfully meet the product specification. In addition, minimum quantities will be treated as aggregate minimum requirements. Once BG Medicine purchases [***] kits from Corgenix, no further minimum quantity requirements will be in effect.

(h) Minimum Lot Sizes. Minimum lot sizes for the Pilot Lots and the first Lot shall be [***] kits which Corgenix shall produce for BG Medicine under this Agreement. All lots after the Pilot Lots and such first Lot shall be a minimum [***] kits, unless agreed otherwise by both Parties.

(i) New Product Codes. If BG Medicine wishes to introduce a new product kit configuration, the Parties agree to implement such new configuration, and that Exhibits A and D will be amended accordingly.

2.7 Product Inspection.

(a) Product Release Criteria. Corgenix shall perform all agreed upon procedures as documented in the manufacturing and quality release documents as further set forth in the Specifications for each Pilot Lot to ensure that each Pilot Lot is in compliance with all applicable Specifications. In addition, Corgenix shall provide to BG Medicine kits from each Pilot Lot in a quantity sufficient, in BG Medicine’s sole good faith discretion, for BG Medicine to validate the Products independently. Corgenix shall not provide Products made from the Pilot Lots to any Third Party, unless and until BG Medicine has determined, in its sole discretion, that such Products comply with any and all applicable Specifications. For each Lot after the Pilot Lots, Corgenix shall use its best efforts to, within ten (10) days after such Lot is ready for testing, test each such Lot for compliance with any and all applicable Specifications. Corgenix shall promptly provide BG Medicine a Certificate of Analysis and upon BG Medicine’s request any and all such test results and data (the “Test Results”) and kits from such Lot shall be provided to BG Medicine for the purpose of verifying such Test Results. The cost of the kits supplied to BG Medicine for such verification shall be borne by BG Medicine. Notwithstanding anything in this Agreement to the contrary, Corgenix shall not provide any Product from any Lot to any Third Party unless and until Corgenix: (i) has supplied any and all Test Results for such Lot to BG Medicine; and (ii) has received from BG Medicine written authorization to supply Products to Third Parties from such Lot (the “Release Criteria”). When BG Medicine has provided written acceptance to Corgenix for each Lot verifying performance to the Specifications listed in the Certificate of Analysis, invoicing will occur per Section 2.12 and BG Medicine assumes ownership of the Lot at that time.

(b) Storage. If requested by BG Medicine, Corgenix shall perform stability tests on the Products to determine an appropriate shelf life as detailed in Exhibit J. BG Medicine shall establish the product shelf life based on such stability tests, and if Corgenix has stored such Products properly under this Section 2.7(b), then BG Medicine shall bear the cost of replacing

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

such Products if it desires such replacement. Corgenix shall store all Lots and Products under proper conditions at its facilities to maximize their life span and prevent failure, including, without limitation, any storage criteria set forth in the Specifications. Since BG Medicine owns the completed Lots to be stored at Corgenix, BG Medicine shall insure such Lots and Products against accidental loss under a policy owned by BG Medicine, until such time as such Lots or Products expire or are shipped in accordance with an Inventory Release Order from BG Medicine, whichever occurs earlier. Corgenix will notify BGM on a quarterly basis of the inventory available and the remaining shelf life (“Inventory Report” as attached in Exhibit I). If any Lots or Products expire while in storage at Corgenix, Corgenix shall promptly notify BG Medicine in writing of the Lot or Product that expired and the date on which such expiration occurred, requesting instructions from BG Medicine regarding the disposition of the expired lots. Corgenix shall dispose of such Lots or Products as directed by BG Medicine.

(c) Replacement Product. If either Corgenix or BG Medicine determine, pursuant to Section 2.7(a), that a Lot or Product does not comply with all of the applicable Specifications, then Corgenix shall replace such Lot or Product at no cost or expense to BG Medicine; provided, however, that if a Product has been properly stored by Corgenix expires before shipment, BG Medicine shall pay the cost of replacing it if BG Medicine informs Corgenix in writing that BG Medicine desires to replace such Lot or Product. Corgenix shall also be responsible to pay for the BGM Critical Components necessary for the replacement Product or Lot if it is determined that Product failure is due to materials provided by or activities performed by Corgenix. If Product failure is due to failure of Critical Components provided by BG Medicine, BG Medicine shall be responsible to pay for Critical Components necessary for replacement Product or Lot, unless the failure of the Critical Components is due to the mishandling of such components by Corgenix. In the event that the failure of the Critical Components is due to Corgenix’ mishandling, then Corgenix shall remain responsible to pay for Critical Components necessary for replacement Product or Lot.

(d) Labeling. Corgenix shall clearly label, in accordance with the Specifications, each Product for supply hereunder with a unique Lot number, part number, description of contents and other identifying information, as applicable.

(e) Inspection of Corgenix Facilities. Per a mutually agreed upon schedule, BG Medicine will perform or cause to be performed a baseline audit of Corgenix’ quality system. Thereafter, BG Medicine shall have the right, at reasonable times during normal business hours and upon request made upon reasonable prior notice to Corgenix, to inspect Corgenix’ facilities used for manufacturing the Products for BG Medicine, and Corgenix’ batch records, work-in-progress, raw materials, and production records for the Products supplied to BG Medicine under this Agreement. Corgenix agrees to establish a corrective action plan to correct any nonconformance identified during an audit and to implement any such corrections in a timely manner. Corgenix shall cooperate in good faith with all requests for inspection or information from the FDA. Further, each Party agrees to notify the other immediately in writing in the event (i) any action is taken or threatened by the FDA relating to the Product; (ii) any inspection of either Party’s facility is scheduled by FDA; or (iii) any unscheduled inspection by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

FDA occurs. Each Party agrees to consult with the other regarding any deficiencies raised by any FDA inspection and to cooperate in responding to any adverse regulatory findings in a timely manner. The Parties agree to take timely action to rectify or obtain rectification of any deficiencies identified during the course of any FDA inspection.

(f) Technical Contacts. Within thirty (30) days of the Effective Date, each Party shall notify the other Party in writing of the names, telephone number, fax numbers, and e-mail addresses of at least one person to serve as the Party’s technical contact under this Agreement and at least one person to serve as the Party’s business contact under this Agreement. A Party may change its business or technical contacts at any time with written notice to the other Party.

2.8 Product Warranties. Corgenix warrants that the Products supplied by Corgenix hereunder will, through product expiry: (i) conform to the applicable Specifications; and (ii) be free of any manufacturing defects. Corgenix further represents and warrants that title to all Products supplied by Corgenix hereunder shall pass to BG Medicine or its designee free and clear of all security interests, liens and other encumbrances.

2.9 Shipment; Handling Fees. All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment by Corgenix in accordance with the applicable Specifications, marked for shipment to the destination point indicated in the Inventory Release Order for such Product, and shipped FCA, Corgenix’ manufacturing facility (INCOTERMS 2000). Such packing, and the manner of shipment, shall be sufficient to prevent damage, contamination, or degradation during shipment and during unpacking at the destination. BG Medicine shall pay Corgenix the fees listed in Exhibit D for each drop shipment to a BG Medicine customer. All freight, insurance and other shipping expenses from the point of shipment shall be borne by BG Medicine or its designee. The carrier shall be selected by BG Medicine or its designee. Corgenix shall use all reasonable commercial efforts to ship quantities of Product for delivery on the dates specified in the applicable Inventory Release Order.

2.10 Inspection and Rejection.

(a) Non-Conforming Shipments. If within [***] from receipt of a shipment of Product, BG Medicine or its customer finds that the Product is visibly damaged, BG Medicine or its customer shall provide Corgenix with a Certificate of Nonconformance for said shipment, such Certificate of Nonconformance to include a written statement specifying the nature and basis for the claim and a Statement of Non-Compliance for the shipment. BG Medicine or its customer shall also return such non-conforming Product in accordance with Corgenix’ reasonable instructions, at Corgenix’ expense (except as otherwise expressly set forth under Section 2.7(b)); provided that BG Medicine or its customer may retain a reasonable sample thereof solely for further testing, including for example, testing pursuant to Section 2.10(c). Corgenix shall cooperate to solve such a claim in good faith as quickly as possible.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Third Party Verification. If, within a period of [***] after Corgenix’ receipt of a Statement of Non-Compliance, Corgenix is unable to verify that the applicable Product failed to conform to the Specifications at the time of original delivery by Corgenix to the carrier, then the matter shall be submitted to and be finally decided by a nationally recognized independent testing laboratory if requested by either Party; provided, however, that if Corgenix has, at its sole cost and expense (including the cost of the BGM Critical Components), replaced such Product with Product acceptable to BG Medicine and its customer, then no such independent laboratory testing under this Section 2.10(b) and 2.10(c) shall be required unless BG Medicine determines, in its sole good faith discretion, that there is a trend of Products that fail or do not comply with the applicable Specifications. This laboratory shall be selected with mutual agreement by both Parties. Only Products that are not expired as of the date that the defect was identified and are expected to be utilized within expiration date would be subject to such Third Party Testing as described in the following section.

(c) Third Party Testing. BG Medicine or its designee shall send a sample of the non-conforming shipment and a copy of the Certificate of Nonconformance to said testing laboratory within [***] of either Party’s written request. Said testing laboratory shall be requested by the Parties to complete its testing and to render its written decision, supported by its description of procedures and basis for its findings within [***] after being engaged to perform said testing. Each Party, at its own expense, shall reasonably assist and cooperate with such laboratory in performing such testing by making available such documentation, facilities, reagents and other materials as the laboratory may request of the Party. The Parties agree that the written decision of said testing laboratory shall be accepted as final and binding. In case the laboratory test proves that the relevant Product did not comply with the Specifications through expiry, then all cost and expense of transportation, shipping, insurance, and the like related to the testing shall be paid by Corgenix.

(d) Credit or Refund. In the event that Product supplied by Corgenix under the terms of this Agreement is determined to be non-conforming Product, Corgenix shall reimburse BG Medicine for the full purchase paid to Corgenix, if any, for such non-conforming Product. Such reimbursement shall also include the cost of the BGM Critical Components included in such non-conforming Product, if it is determined that Product failure is due to materials provided by or activities performed by Corgenix. If Product failure is due to failure of Critical Components provided by BG Medicine, BG Medicine shall be responsible to pay for Critical Components necessary for replacement Product or Lot.

2.11 Product Support.

(a) Customer Support and Product Complaint Handling. If requested by BG Medicine, Corgenix shall provide first-call direct customer support and product complaint handling for all Products under this Agreement, as set forth in this Section 2.11. Compensation to Corgenix for such services shall be agreed to by the parties at the time such request for services are made. Corgenix shall provide a dedicated telephone number for such calls concerning the Products that is toll-free for callers in the United States, and a voice mail system to record messages received during times when Corgenix is not obligated, as set forth in Section 2.11(b), to staff such telephone line. BG Medicine shall pay the initial set-up charges for such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

telephone line and will pay Corgenix for Support Services as per Exhibit D. BG Medicine shall designate the name of such telephone line and the script that Corgenix personnel shall use when receiving customer calls. If any such calls contain information or questions outside Corgenix’ expertise, Corgenix shall promptly transfer such calls to BG Medicine. Corgenix shall provide support for each customer complaint until Corgenix closes out each such complaint or, if such complaint is outside Corgenix’ expertise, until Corgenix transfers such complaint in writing to BG Medicine

(b) Schedule. If BG Medicine chooses to utilize Corgenix global distribution network, consisting of direct representatives in the US and Distributors outside the US, Corgenix shall dedicate sufficient personnel to provide the support set forth in Section 2.11(a) and to answer customer calls from 7:30 am MST to 5:00 pm MST, Monday through Friday, excluding federal holidays and excluding up to ten (10) additional days during the Christmas and New Years Holiday period. Voicemail and fax messages are monitored during this holiday period and shipping is limited to one to two days per week to accommodate the holidays. For messages received during weekends, federal holidays, and the year-end holiday schedule, Corgenix shall contact each such customer as soon as possible on the next day that Corgenix provides real-time support, but in no event more than two (2) business days after Corgenix resumes such real-time support. Corgenix’ compensation for such services shall be agreed to by the parties at the time that the request for services is made.

(c) Reports. Corgenix shall track each call it receives from any and all customers of Products and shall keep written records of such calls, which shall include, without limitation, the identity, location and contact information of the customer, the identity of the Product at issue, the date and time of the call, a detailed description of any and all questions, comments or information provided to Corgenix by such customer, any and all information or responses provided by Corgenix to such customer, and whether or not Corgenix has closed-out such complaint (the “Call Tracking Report”). The Parties shall work together in good faith to agree on a protocol for such Call Tracking Report within sixty (60) days after the Effective Date. Corgenix shall provide BG Medicine a copy of the Call Tracking Report at least once each week for the first three (3) months after the Effective Date, and on the first business day of every month thereafter, or more frequently upon BG Medicine’s reasonable request. Notwithstanding the foregoing, for any and all calls from any Third Party that reports a complaint about any Product, Corgenix shall, within twenty-four (24) hours of receiving such call, notify BG Medicine in writing of such complaint, which notice shall include, without limitation, the identity of the customer and Product, the nature of the complaint, and a description of any and all corrective actions that Corgenix has taken or intends to take (each, a “Complaint Report”). The Complaint Report shall include, as applicable, an initial assessment of Medical Device Reporting (“MDR”) status (as required by the U.S. Food and Drug Administration (FDA) Regulation 21 CFR Part 803) or need for Vigilance reporting (“Vigilance”) as required by the European Union In Vitro Diagnostic Directive (“IVDD”) or the Canadian Medical Device Regulations (“CMDR”). BG Medicine will be responsible for filing reports under any MDR or Vigilance reporting obligation. Corgenix shall provide BG Medicine a summary written report every three (3) months of all such Complaint Reports issued during the previous three (3) month period.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Order Processing. Corgenix shall provide order processing for all Products under this Agreement, as set forth in this Section 2.11. Compensation to Corgenix shall be as specified in Exhibit D.

(e) Warehousing. Corgenix shall provide warehousing and inventory handling for all Products under this Agreement, as set forth in this Section 2.11. All Products shall be stored in conditions specified in the Product Specifications. Corgenix will be responsible to establish and maintain appropriate storage conditions and procedural controls according to Good Manufacturing Practices (GMP). Compensation to Corgenix shall be as specified in Exhibit D.

2.12 Invoicing. Corgenix shall submit invoices for Products to BG Medicine as follows: (i) for Products manufactured from the Pilot Lots, no earlier than the date that BG Medicine accepts such Pilot Lots and the validation pursuant to Section 2.7(a); (ii) for Products after the Pilot Lots, no earlier than the date that BG Medicine provides Corgenix with written authorization under Section 2.7(a) that such Products may be provided to Third Parties; and (iii) for shipping and handling charges pursuant to Section 2.9 and Exhibit D, no earlier than the first day of the month following the month in which the shipping and handling charges were incurred. Corgenix shall send all invoices to BG Medicine’s address for notices hereunder or such other address as designated by BG Medicine in writing and each such invoice shall state the aggregate and applicable unit Transfer Prices, pursuant to Section 4.2, for the Products invoiced. The invoice for (iii) above shall be submitted as a single invoice for all shipments which occurred the prior month, and shall separately itemize any insurance, taxes, handling fees or other costs incident to the transfer(s) or shipment(s) initially paid by Corgenix but to be borne by BG Medicine pursuant to this Agreement.

2.13 Transfer of Title. BG Medicine hereby acknowledges that upon acceptance by BG Medicine of Pilot Lot or Lot pursuant to Section 2.7(a) and submission of invoices by Corgenix to BG Medicine pursuant to Section 2.12, transfer of title of the Pilot Lot or Lot from Corgenix to BG Medicine shall have occurred.

ARTICLE 3

CAPITAL EQUIPMENT

3.1 Lyophilizer. BG Medicine shall purchase the lyophilizer and related cooling tower as described in Exhibit K. In connection with this capital purchase, BG Medicine agrees to spend up to $[***] for the purchase and installation of such instrument and cooling tower at Corgenix’ facility. BG Medicine shall reimburse up to $[***] of documented expenditures incurred by Corgenix for any other facility modification costs necessary to support and operate the lyophilizer. Corgenix shall be responsible for: a) the validation of the instrument in accordance with applicable regulations, b) the development of methods to produce lyophilized components required for the Product(s) to be produced under this Agreement, and d) ongoing maintenance, insurance and operating expenses related to this instrument. BG Medicine will maintain ownership of the instrument and will have the right to file necessary security documents to register its ownership interests in the instrument under applicable laws. Corgenix agrees and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

represents that it will not encumber this instrument in any manner and will allow BG Medicine to remove the instrument from its premises at any time. Corgenix also agrees to sign any necessary documentation or filings evidencing BG Medicine’s unencumbered ownership interest in the instrument. In addition, Corgenix agrees that it will maintain the instrument on an ongoing preventative maintenance agreement with SP Industries and will keep the instrument in good repair and operating condition at all times. Failure to maintain insurance or a maintenance agreement on the instrument will be considered a material breech of this Agreement. In addition, failure to maintain insurance and an active maintenance agreement on the lyophilizer will terminate Corgenix’ right to utilize the instrument for its own production requirements as set forth below. Corgenix is required under this provision to provide BG Medicine evidence of insurance and in force maintenance agreement. BG Medicine reserves the right to finance the purchase of this instrument at the time of purchase or use this instrument as collateral in connection with a financing agreement at any time in the future. In connection with this right, Corgenix agrees to execute the corresponding agreements and undertake the necessary actions to allow BG Medicine to utilize this instrument as collateral in connection with a BG Medicine financing facility.

3.2 Lyophilizer Capacity. BG Medicine shall have first priority on utilization of lyophilizer capacity for the production of any product requirements that it may have. Any BG Medicine production requirements will advance to the front of any schedule queue for production of lyophilized components and will take priority over any other Corgenix production requirements.

3.3 Use for Corgenix Production Requirements. Subject to the provisions of Section 3.1, Corgenix shall be allowed to use the lyophilizer for its own production requirements at a cost to be mutually agreed upon in the future prior to Corgenix’ use, subject to: a) receiving advance written authorization from BG Medicine for each product/component that Corgenix intends to use the instrument for, and b) establishment of proper cleaning procedures. Corgenix agrees that it will not use the instrument to process any material that contains organic compounds, acids, bases or other materials that will be harmful to the instrument or will otherwise contaminate the instrument and make unsuitable for use in manufacturing Products under this Agreement.

ARTICLE 4

PAYMENTS

4.1 Start-Up Payments. Upon the Effective Date of Agreement, BG Medicine shall pay Corgenix the following amounts, as set forth in this Article 4:

(a) An upfront payment of [***] Dollars ($[***]), in consideration for Corgenix’ obligations under Section 2.2(a). Actual charges are billed on a time and materials basis according to activities and services specified in the attached Exhibits subject to the limitations set forth in Section 2.2(a).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.2 Transfer Prices.

(a) Pilot Lots. For Products manufactured from the first three (3) Lots produced by Corgenix for BG Medicine’s validation purposes (the “Pilot Lots”), BG Medicine shall pay Corgenix the prices listed in Exhibit D. BG Medicine shall have the right to use such Products manufactured from the Pilot Lots for any purpose permitted by law and governmental regulation.

(b) Production Lots. Subject to Section 4.2(a), for all Products ordered by Purchase Orders that are received by Corgenix for Production Lots, BG Medicine shall pay to Corgenix the Transfer Price for each such Product supplied by Corgenix under this Agreement, as set forth in Exhibit D.

4.3 Payments for Products. BG Medicine shall make full payment to Corgenix for all Products, including Transfer Prices under Section 4.2 and handling fees or other costs to be paid by BG Medicine under Section 2.9, within [***] after BG Medicine receives an undisputed invoice from Corgenix pursuant to Section 2.12.

4.4 Mode of Payment. All payments shall be made by check or direct wire transfer of United States Dollars in immediately available funds in the requisite amount to such bank account as Corgenix may from time to time designate by written notice to BG Medicine.

4.5 Late Payment. In the event that BG Medicine fails to make any payment when such payment is due hereunder, the amount of such payment shall bear interest at the annual rate equal to the prime rate, as published in the Wall Street Journal as of the date due plus one percent (1%) with a minimum floor of eight percent (8%) calculated from the date due until the date paid provided that the payment of such interest shall not be deemed an alternate for the sums owing on the due dates which payments shall be deemed to be in default and remain subject to the termination provisions herein. This Section 4.5 shall in no way limit any other remedies available to either Party.

ARTICLE 5

LICENSES

5.1 Grant to Corgenix. BG Medicine hereby grants Corgenix a non-exclusive worldwide license, without the right to sublicense, under the BG Medicine Technology, to use the Critical Components solely in the manufacture of Products under this Agreement during the Term. Such license will expire with the termination of this Agreement.

5.2 Grant to BG Medicine. Corgenix hereby grants BG Medicine a non-exclusive, worldwide, perpetual license, without the right to sublicense, under the Corgenix Technology, to make, have made, use, sell and offer for sale Products and any and all improved or modified versions of such Products. For any and all proposed agreements between BG Medicine and a Third Party whereby such Third Party shall have access to Corgenix Technology, BG Medicine shall notify Corgenix of BG Medicine’s intent to negotiate such proposed agreement(s) in sufficient time to discuss any concerns that Corgenix may have, but in no event later than ten (10) days after the signing of, or verbal agreement to, a non-binding term sheet with such Third

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Party. If Corgenix expresses to BG Medicine in a timely manner Corgenix’ concerns about such proposed agreement(s), then BG Medicine shall, in good faith, consider such concerns in its further negotiations with such Third Party. BG Medicine solely owns all BG Medicine Technology including any improvements during the course of its relationship with Corgenix.

5.3 Technology Transfer. Each Party shall, in good faith, promptly and completely transfer the Corgenix Know-How or BG Medicine Know-How, as applicable, to the other Party to enable such other Party to exercise its rights and fulfill its obligations under this Agreement.

5.4 No Other Rights. Except for the rights expressly granted under this Agreement, no right, title or interest of any nature whatsoever is granted by either Party to the other Party.

ARTICLE 6

CONFIDENTIALITY

6.1 Confidentiality Obligations. Each Party agrees that, for the term of this Agreement and for five (5) years thereafter, such Party will keep, and will ensure that its officers, directors, employees and agents keep, strictly confidential and will not publish or otherwise disclose and will not use for any purpose except as permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement (including, without limitation, know-how of the disclosing Party); provided that, if any such Confidential Information is disclosed orally, the disclosing Party shall provide the receiving Party a written summary of such Confidential Information within thirty (30) days after such initial oral disclosure. The foregoing confidentiality obligations will not apply to any information to the extent that it can be established by such receiving Party that such information:

(a) was already known to the receiving Party as evidenced by its written records, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or was otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise becomes part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) was subsequently lawfully disclosed to the receiving Party by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(e) was developed or discovered by employees of the receiving Party or its affiliates who had no access to the Confidential Information of the disclosing Party, all as evidenced by the receiving Party’s written records.

6.2 Permitted Disclosures. Each Party may disclose the other’s Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, advising investors and the investment community of the results of the activities hereunder (subject to the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed), complying with applicable governmental regulations, or otherwise in performing its obligations or exercising its rights hereunder. If a Party is required to make any such disclosure of the other Party’s Confidential Information, it will give reasonable advance notice, as soon as possible, but at least with two weeks notice, to that other Party of such disclosure requirement, will cooperate with the other Party in its efforts to secure confidential treatment of such Confidential Information prior to its disclosure, and, save to the extent inappropriate in the case of patent applications, will use all reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

6.3 Disclosure of Agreement Terms. Except to the extent required by law or as otherwise permitted in accordance with this Section 6.3, neither Party shall make any public announcements concerning this Agreement or publish the terms hereof without the prior written consent of the other Party. Notwithstanding the foregoing, either Party shall have the right to disclose this Agreement or the terms hereof to the extent disclosure is required under applicable law, regulation or valid order of a court or other governmental body to which such Party is subject, provided that such Party shall in good faith seek to minimize the extent of such disclosure through a protective order or confidential treatment order and, provided further, that such Party shall, as soon as practicable after becoming aware of the need for such disclosure, give written notice to the other Party of the need for such disclosure so that such other Party may (if it elects and at its own cost) also seek a protective order or other confidential treatment.

6.4 Publicity. The Parties shall coordinate all activities related to public disclosure regarding this Agreement. Neither Party shall make any public disclosure regarding this Agreement without the prior written consent of the other Party, which shall not be reasonably withheld.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES

7.1 Representations by Corgenix. Corgenix represents and warrants that as of the Effective Date: (i) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement; (ii) it has taken all corporate actions necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and (iii) the performance of its obligations under this Agreement do not conflict with, or constitute a default under its charter documents, any contractual obligation of Corgenix or any court or administrative order.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.2 Representations by BG Medicine. BG Medicine represents and warrants that, as of the Effective Date: (i) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement; (ii) it has taken all corporate actions necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and (iii) the performance of its obligations under this Agreement do not conflict with, or constitute a default under its charter documents, any contractual obligation of BG Medicine or any court order.

7.3 Disclaimer of Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN THIS ARTICLE 7 OR SECTION 2.8, NO PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, NON-INFRINGEMENT, AND ANY OTHER STATUTORY WARRANTY.

ARTICLE 8

INDEMNITY

8.1 Indemnity by BG Medicine. BG Medicine hereby agrees to defend, indemnify and hold Corgenix, its employees, agents and Affiliates harmless against any and all Third Party claims, liabilities, losses, damages or expenses, (including, without limitation, attorneys fees), to the extent resulting from, arising out of, or connected with any inaccuracy, breach of, or nonfulfillment of any covenant, representation, warranty or agreement made by or any other obligation of BG Medicine contained in this Agreement. Notwithstanding the foregoing, Corgenix, its employees, agents and Affiliates shall not be entitled to indemnification for any claim, liability, loss, cost, damage or expense to the extent caused by its or their own fraud, misrepresentation, negligence or malfeasance.

8.2 Indemnity by Corgenix. Corgenix hereby agrees to defend, indemnify and hold BG Medicine, its employees, agents and Affiliates harmless against any and all Third Party claims, liabilities, losses, damages or expenses, (including, without limitation, attorneys fees), to the extent resulting from, arising out of, or connected with: (i) any inaccuracy, breach of, or nonfulfillment of any covenant, representation, warranty or agreement made by or other obligation of Corgenix contained in this Agreement, or (ii) any products liability or negligence claim arising from the Products produced under this Agreement. BG Medicine, its employees, agents and Affiliates shall not be entitled to indemnification for any claim, liability, loss, cost, damage or expense to the extent caused by its or their own fraud, misrepresentation, negligence or malfeasance.

8.3 Defense; Settlement. The indemnified party shall give the indemnifying party reasonably prompt notice of any claims of Third Parties as to which it proposes to demand indemnification hereunder. The indemnifying party shall have the right to assume the good faith defense, compromise or settlement of any such claim (without prejudice to the right of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

indemnified party to participate in such defense) at its own expense through attorneys reasonably acceptable to the indemnified party, but may not, without the prior written consent of the indemnified party agree to (i) any injunctive relief or restrictions affecting the indemnified party, or (ii) any settlement which would adversely affect the business or operations of the indemnified party, including, without limitation, any admission of wrongdoing or fault by the indemnified party. If the indemnifying party does not elect to defend such claim or suit within ten (10) days after having received written notice thereof or fails to prosecute its defense diligently, the indemnified party may at its sole discretion defend against such claim or suit at the indemnifying party’s expense. The indemnified party may thereafter elect to settle such claim or suit or otherwise enter into a compromise with the claimant.

8.4 Damages; Costs. If damages and/or costs are awarded against the indemnified party in any such claim or suit, whether or not Corgenix and/or BG Medicine conduct the defense of such claim or suit, the indemnifying party shall indemnify and hold harmless the indemnified party for all such damages and/or costs. All other costs and/or fees which result from the assertion of any such claim or suit, including but not limited to attorneys’ fees, incurred by the indemnified party in defense of any such claim or suit shall be reimbursed to the indemnified party by the indemnifying party.

ARTICLE 9

TERM AND TERMINATION

9.1 Term. This Agreement will commence upon execution by both parties and shall remain in effect through the period ending on the date one year after the Effective Date (the “Initial Term”), and shall automatically renew for subsequent one-year periods thereafter (each, a “Renewal Term”), unless either Party gives written notice of its intention not to renew no later than one hundred eighty (180) days before the end of the Initial Term or Renewal Term then in effect. In the event of an assignment under section 10.2, BG Medicine reserves the right to terminate the Agreement at its sole discretion.

9.2 Termination for Cause. Either party shall have the right to terminate this Agreement if the other party has materially breached the Agreement; provided, however, that such terminating party shall notify the breaching party in writing of such breach and, if such breach remains uncured thirty (30) days after the date such notice was sent, the breaching party shall have a right to terminate the Agreement immediately by sending a written termination notice to the breaching party.

9.3 Termination for Convenience. BG Medicine may terminate this agreement for any reason upon ninety (90) days written notice, subject to compensating Corgenix for any costs incurred on behalf of BG Medicine through the date of termination.

9.4 Consequences of Termination or Expiration.

(a) Return of Materials. Upon termination or expiration of this Agreement each Party will promptly return all records and materials in its possession or control containing or comprising the other Party’s know-how or other Confidential Information to which the former Party does not expressly retain rights hereunder or under the License Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Accrued Liability. Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which at the time of such termination or expiration has already accrued to the other Party prior to such time. Such termination or expiration will not relieve a Party from accrued payment obligations or from obligations which are expressly indicated in this Agreement to survive termination or expiration of this Agreement.

(c) Survival. The following Articles and Sections of this Agreement shall survive its termination or expiration: Articles 1, 3, 4, 5 (as set forth therein), 6, 7, 8, 9 and 10 and Sections 2.8, 2.10 and 4.2.

ARTICLE 10

GENERAL PROVISIONS

10.1 Relationship of the Parties. The Parties are independent contractors. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party will incur any debts or make any commitments for the other Party.

10.2 Assignments. Except as expressly provided herein, neither this Agreement nor any interest hereunder will be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other Party; provided, however, that a Party shall have the right to assign and otherwise transfer this Agreement as a whole without consent to any successor that acquires all or substantially all of the business or assets of such Party by way of merger, consolidation, other business reorganization, or the sale of stock or assets, provided that the assigning Party notifies the other Party in writing of such assignment, and such successor agrees in writing to be bound by the terms and conditions of this Agreement. This Agreement shall be binding upon successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 9.2 will be null and void.

10.3 Force Majeure. Except with respect to payment of money, no Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the respective Party. The excused Party shall be excused for a time period reasonably sufficient to remedy the effects of such an event. The Party affected by such force majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use commercially reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to such a force

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

majeure for any continuous period of more than one hundred eighty (180) days, the Parties hereto will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

10.4 Entire Agreement of the Parties; Amendments. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by the Parties.

10.5 Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.6 Governing Law; Dispute Resolution. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, applicable to contracts entered into and to be performed wholly within the State of Delaware, excluding conflict of laws principles.

10.7 Notices and Deliveries. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person, transmitted by telecopier (receipt verified) or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party will have last given by notice to the other Party.

If to Corgenix, addressed to:

Corgenix, Inc.

11575 Main Street, Suite 400

Broomfield, Colorado 80020

Attn.: President/CEO

Fax: (303) 457-4519

If to BG Medicine, addressed to:

BG Medicine, Inc.

610 N. Lincoln Street

Waltham, MA 02451

Attn.: President/CEO

Fax: (781) 895-1119

10.8 No Consequential Damages. EXCEPT WITH RESPECT TO UNAUTHORIZED EXPLOITATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, BREACH OF CONFIDENTIALITY OR THE INDEMNITY

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

OBLIGATIONS UNDER ARTICLE 7, IN NO EVENT WILL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE ANY OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH DAMAGES.

10.9 Waiver. A waiver by any Party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

10.10 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective, valid, and enforceable under applicable law. The Parties will make a good faith effort to replace the applicable provision with a valid one, which the Parties agree has effect that is consistent with the original provision.

10.11 Compliance with Laws. Notwithstanding anything to the contrary contained herein, all rights and obligations of BG Medicine and Corgenix are subject to prior compliance with, and each Party shall comply with, all United States and foreign export and import laws, regulations, and orders, and such other United States and foreign laws, regulations, and orders as may be applicable, including obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions.

10.12 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which will for all purposes be deemed to be an original.

BG MEDICINE, INC.		CORGENIX INC.

By:	/s/ Pieter Muntendam	By:	/s/ Ann Steinbarger
Name:	Pieter Muntendam	Name:	Ann Steinbarger
Title:	President and CEO	Title:	Senior VP, Sales & Marketing
Date:	March 23, 2009	Date:	March 20, 2009

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

PRODUCTS

1. ELISA Reagents and Materials List for Galectin-3 Production at Corgenix (subject to modification in accordance with mutually agreed to final product specifications)

Reagents & Materials	Future’s Vendor	Catalog No.
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Kit Configuration

Component	Quantity	Packaging
Assay Diluent (AD)	45 mL	1 bottle
TMB Substrate (TS)	15 mL	1 bottle
Stop Solution (ST)	10 mL	1 bottle
Wash Concentrate (WC)	100 mL	2 bottles
Tracer Concentrate (TC)	0.4 mL	1 vial
Ready-to-use Plate (P)	1 plate	1 bag
Adhesive plate coversheets	2 sheets	2 sheets
Low Control (C1)	2 vials	2 vials
High Control (C2)	2 vials	2 vials
Standard S1 (S1)	2 vials	2 vials

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

Certificate of Analysis and Specifications

Galectin-3 Immunoassay Example-will customize for BGM based on final product specifications

BG MEDICINE

610N Lincoln Street

Waltham, Massachusetts 02451

CERTIFICATE OF ANALYSIS
PRODUCT: Galectin-3 96 Test Kit KIT LOT NUMBER: XXXXXX	CATALOG NUMBER: EXPIRATION DATE:	XXXXX XXXX

Component	Lot #	Expiration Date
Standard
Low Control
Medium Control
High Control
Tracer Concentrate
Tracer Diluent
Assay Diluent
TMB Solution
Wash Concentrate
Microplate
Stop Solution

Quality Control Results

	Manufacturing Date	Test Date

Absorbance

	Value	Specification	Result by Assay
High Control	GPL	NA	(OD)

Low Control	GPL	NA	(OD)
Medium Control	GPL GPL	> 0.700 for kit < 1 mo. > 0.400 for kit > 1 mo.	(OD)
Reagent Blank	GPL	< 0.050	(OD)

Curve R2 Value	—	> 0.850

• = < 1 month from date of manufacture. Date of manufacture Is 1 year prior to Kit Expiration Date. Control Response

	Label Range	Result by Assay	Result by Assay
Standard	GPL	GPL	(OD)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Human sera used to prepare the controls included in this kit have been tested and shown to be nonreactive for HBsAg and negative for antibodies to HCV and HIV1, 2 by the FDA required tests. However, all human blood derivatives, including patient samples, should be handled as though capable of transmitting disease

This is to certify that this product conforms to manufacturer’s specifications.

Signature	Date

Title

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT C

START UP EXPENSES

All activities are billed as time and materials. Hourly rates are listed below. Materials are billed according to actual invoice. Estimated costs for start up are $[***] and include but are not limited to the tasks listed below. A complete estimate including workplan will be agreed upon by the Parties, before any work commences. A full accounting of time and materials will be forwarded to BG Medicine at the end of each month.

a.	Manufacturing Transfer. Any travel required by Corgenix for training and technology transfer shall be paid by BG Medicine. (estimate:$ [***])

b.	Document Preparation. Time for creating manufacturing, QC and QA documents will be billed at prevailing rates. (estimate $[***])

c.	Packaging and Labeling. Includes design, set up charges and printing costs. (estimate $[***])

d.	Transportation Stress Testing. Testing is conducted on finished Product to ensure that, after shipment to customers, a product’s performance characteristics continue to meet all package insert Quality Control claims. (estimate $[***])

e.	Package Integrity Testing. Testing is conducted on finished Product to ensure the packaging meets transportation safety regulations. Labor and shipping materials costs will be billed for actual charges. (estimate $[***])

f.	Stability Testing. Establish sampling plan, initiate documents and perform real time stability testing. Accelerated stability testing, if required would be billed as time and materials. (estimate $[***])

g.	Preservative Effectiveness Testing. This includes sending out to third party to test two (2) components. Assay Diluent and Concentrated Tracer (estimate $[***])

Hourly Labor Rates

Personnel	Hourly Labor Rates
Executive Management	$[***]
R&D Staff	$[***]
Regulatory	$[***]
QA	$[***]
Technical/QC	$[***]
Shipping Clerk	$[***]
Manufacturing	$[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D

PAYMENTS

TRANSFER PRICES

Period	Annual Kit Volume	Price/Kit to BGM	Comments
Calendar Year 2009	First [***] kits	$[***]
	Kits [***]	$[***]
	Kits starting with [***]	$[***]
Calendar Year 2010 and beyond	Initial Kits	Price last charged in 2009
	Cumulative kits (aggregate 2009/2010 kit volume) [***] and beyond	$[***]
Minimum annual guarantee	[***] kits	$[***]	In the event that BGM makes a minimum annual commitment of [***] kits
Annual volume	> [***] kits	To be negotiated

HANDLING/ORDER PROCESSING FEES

Handling/order processing fees for order processing, warehousing, Drop-Shipping Product to BG Medicine customers on BG Medicine FedEx or customer account and all packaging materials are set forth below. In the event that the Blue Ice packaging requirement is eliminated, the parties agree to modify the box fee accordingly.

Box Description	Size	Kits/Box	Box Fee (includes Blue Ice)
A	12x10x8	1	$[***]
B	13x10x16	2-3	$[***]
C	22x11x16	4-9	$[***]
D	22x18x20	10-24	$[***]
E	24x24x20	25-36	$[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT E

CRITICAL COMPONENTS

Supplied by BG Medicine

1.	[***]

2.	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT F

CE-MARKING COMPLIANCE TASKS

Payment to Corgenix for CE-Marking Services is estimated to be $[***] based on details provided in the Proposal dated December 15, 2008.

Products will be CE Marked according to Corgenix Standard Operating Procedure “CE Marking Procedure” SOP1026, with modifications to reflect that BG Medicine is responsible for:

1.	Assisting Corgenix in preparation of the Summary and Detail Technical Files.

2.	Design Control and for providing Design Control SOPs and documentation.

3.	Post-market Surveillance.

4.	Assisting Corgenix with annual technical file review.

5.	Appointing an, or approving a Corgenix recommended, Authorized Representative.

6.	Notifying Corgenix of any complaints that suggest that the product may have caused or contributed to a death or serious injury, or any malfunctions that would be likely to cause or contribute to a death or serious injury, and assisting Corgenix in reporting the adverse event.

The Corgenix SOP describes the process for creating and maintaining technical documentation to be in compliance with the European Union In Vitro Diagnostic Directive (IVDD), which controls CE Marking of medical devices.

Summary Technical File

BG Medicine and Corgenix will create the Summary Technical File. Copies will be located at Corgenix and BG Medicine, as well as with any OEM partners and the European Authorized Representative. The Summary Technical File must be made available to a requesting European Competent Authority within two (2) business days.

1. The Summary Technical File will contain the following sections:

a.	Product Description

b.	Description of Manufacturing Process

c.	Description of IVDD Classification with Justification

d.	Company Overview

e.	Quality Systems Certification

f.	Authorized Representative Information

g.	Detail Technical File — Essential Requirements Dossier

h.	Product Specific Risk Analysis

i.	Package Insert

j.	Kit Box Label

k.	Label Set

1.	Product Specification

m.	FDA Clearance Letter(s)

n.	Performance Characteristics/Validation

o.	CE Declaration of Conformity

2. Design Control SOP’s and documentation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT F (CONT’D)

CE-MARKING COMPLIANCE TASKS

3. Post Market Surveillance

4. Annual Technical File review

5. Appointing an Authorized Representative

6. Packaging and labeling compliant with the EU IDD; English plus translations to 5 major languages (Dutch, French, German, Spanish and Italian)

7. Adverse Event reporting

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT G

PURCHASE ORDER–EXAMPLE–will customize for BG Medicine

PURCHASE ORDER REQUEST

PLEASE FILL OUT ALL UNSHADED AREAS COMPLETELY BEFORE SUBMITTING

ASSIGNED P.O. NUMBER

ORIGINATOR: ______________________ DATE: ______________________

NEEDED BY DATE: ______________________

VENDOR: ______________________ PHONE #: ______________________ INTERNET ADDRESS: ______________________

ACCOUNT #: ______________________ FAX #: ______________________

SPECIAL SHIPPING INSTRUCTIONS: ______________________

DEPARTMENTS: (CIRCLE ALL THAT APPLY)

R&D G&A MFG (admin, production) MKTG QA/QC SHIPPING

MATERIAL CLASS: (CIRCLE ALL THAT APPLY)

A B C

QA Approval required for all class A and B materials

DEPT. ACCT #	VENDOR PART #	QTY (ea, cs)	UNIT COST	DESCRIPTION Specify minimum shelf life if applicable	EXT PRICE	COA ✓	MSDS ✓	INVENTORY PART #	T=TAX E=EXM

PURCHASE JUSTIFICATION: ______________________

SUB TOTAL

TAXES

SHIPPING/HANDLING

TOTAL

ORIGINATORS SIGNATURE ______________________

DEPT HEAD SIGNATURE ______________________

QA SIGNATURE(Approved vendor) ______________________

ACCOUNTING APPROVAL ______________________

PRES./VICE PRES. APPROVAL ______________________ (Non-Manufacturing Material >$500 or Unbudgeted)

SOP5002 2002MAY03

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT H

INVENTORY RELEASE ORDER–EXAMPLE–will customize for BG Medicine

Ship to:	Tracking Number:
Recipient Name	
Phone:	Fax:
Institution/Company:	
Address	
City	
State	
Zip/Postal Code	
Country	

Product Information			
Description	P/N	L/N	Quantity
☐ Any Expiration Dating or ☐ > Month 3 Expiration or ☐ > Month 6 Expiration			
☐ Ship ASAP or ☐ Requested Shipping Date			
Method of Shipment			
Shipping Account Number			
☐ Other			
☐ Special Instructions enclosed			
Initiated by			
Signature		Date	
Approved by		Date	
Approved by RA/QA (IUO only)			Date

When approved, fax to Contract Manufacturer

When shipped, Please complete below and fax to BG Medicine at XXX-XX-XXXX
Attn: [redacted]

Kit quantity shipped
Date shipped

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT I

INVENTORY REPORT

Form and content of report to be mutually agreed to by the parties

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BG Medicine CURRENT INVENTORY SHEET					Inventory Conducted:
Released Inventory
Product	Part #	Plate Lot	Kit Lot	Expire	Sequest	In Stock	Total Kits

Sequestered

Customer	Part #	Plate Lot	Kit Lot	QTY	Expire	Project Code	Comment

Product on Hold

Product	Part #	Plate Lot	Kit Lot	QTY	Expire	Reason

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT J

STABILITY PLANS TO BE ATTACHED

To be mutually agreed to by the parties

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Supersedes/Date: New CO No.: 09-0371		Revision: 00

QA Approval/Date: Dan Simpson 2009-06-11		Effective Date: 2009-06-12

1. INTRODUCTION

This document describes the scheduling and testing of Galectin-3 manufactured product on the stability program that require Stress by Opening monthly (SOM) and Sample Recovery (SR) testing. All stability testing is real time, tested throughout the shelf life of the kit.

2. RESPONSIBILITY

The Quality Control Department is responsible for the implementation of the stability program; for the proper execution of the storage, kit selection, testing, and reporting required by this document; and for reviewing all testing, data sheets, and master sheets each time point.

Although stability testing is not required post clearance by regulatory bodies when supported by Transportation Stress Testing (SOP1037), Corgenix will monitor real time stability of products post production. BG Medicine representatives and Corgenix Technical Review Board (SOP1015) shall be responsible for determining when a significant change has been made to an existing product and initiating notification for QC to put the appropriate three lots into the stability program. Refer to Design Controls for Changes to an Existing Product (SOP5107). BG Medicine representatives and Corgenix Technical Review Board shall also be responsible for reviewing data and extending expiration dates.

3. REFERENCES

Stability Testing of In Vitro Diagnostic Reagents EN 13640: 2002

Microplate Readers/Calibration Plate/Reader Software (ES1700)

Nonconformance Reports (SOP1012)

Technical Review Board (SOP1015)

Transportation Stress Testing (SOP1037)

Procedure for Retesting (SOP3004)

Design Controls for Changes to an Existing Product (SOP5107)

Waste Disposal (SOP7002)

Stability Program (TM5050)

Galectin-3 Test Kit Product Specification (PS043)

Appropriate Galectin-3 Test Kit Package Insert

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Revision: 00

Effective Date: 2009-06-12

4. SAFETY

Follow all general laboratory safety rules.

Though the human serum/plasma samples have been tested negative for Hepatitis B surface antigen, Hepatitis C, and HIV antibodies, treat all reagents and samples as though infectious.

Acid solutions used in stopping solutions are irritants and care should be taken to avoid contact with skin and clothing.

5. EQUIPMENT/MATERIALS

Kits and components sufficient for testing as outlined

Microplate reader (calibrated per ES1700)

6. PROCEDURE

6.1	Stability Testing

6.1.1	A minimum of one lot per year shall be tested for Sample Recovery. For new products or an existing product undergoing significant change, The first three lots of product must be put into SOM/SR testing. The first three lots represent the first three sequential lots manufactured for commercial sale of a new product or the first three sequential lots manufactured after the significant change is implemented. If three sequential lots are not used for stability, justification of the use of non-sequential lots must be included in the stability file with BG Medicine approval. A memorandum may be written for justification and signed by Quality Assurance, the Product Manager, and Quality Control.

6.1.2	Stress by Opening Monthly (SOM)/Sample Recovery (SR) Testing. The schedule below represents the MINIMUM required testing.

SOM and SR	TIME POINTS
The first three lots manufactured and a minimum one lot per year thereafter.	Monthly: months 1-15 as applicable by expiration dating. The final test point shall be scheduled at least one day after the kit expiration date to ensure that testing encompasses the entire shelf life of the product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Revision: 00

Effective Date: 2009-06-12

6.1.2.1	Seven standard curve points, 2 kit controls, and 6 patient serum samples will be tested in duplicate. All sera may not be sufficient for the full 15 months of testing. Comparable sera shall be substituted as necessary.

6.2	Acquisition of Materials and Scheduling of Kits

6.2.1	All lot specific components as dispensed during the routine manufacturing process shall be used One extra bottle of standard and of each control will be included with each kit. Tracer concentrate and wash buffer concentrate will be diluted sufficient for analysis, residual concentrate will be retained for subsequent analysis with a particular kit.

6.2.2	Two kits will be required for each Sample Recovery test point. Additional kits are included if retesting is required. Scheduling is shown below.

Month	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Retest
	A	A	A	B	B	B	C	C	C	D	D	D	E	E	E	R1, R2, R3, R4

5 (SS) + 4 (Retest) = 9 Total kits required per isotype

Set down numbers: SR-XXX-A, SR-XXX-B, SR-XXX-R1, SR-XXX-R2, where XXX is the kit lot number and the alphanumeric subscript (e.g., –A, –R1) identifies each specific kit.

6.3	Storage Conditions

All kits tested for stability will be stored in a refrigerator at 2-8°C.

6.4	Set Down of a Kit Lot for Stability

Refer to Stability Program TM5050 for details to set down a new stability lot number.

6.5	Testing

6.5.1	Run each assay according to its package insert.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Revision: 00

Effective Date: 2009-06-12

6.5.2	A fresh kit specific wash will be diluted for each time point.

6.5.3	All dilutions are per package insert or accepted QC practice.

6.5.4	The control sera should be the same as those used during Final Product Testing.

6.5.5	Use a copy of the TM5054-1 worksheet that had been previously prepared.

6.6	Calculations

6.6.1	Enter the ODs into the appropriate Sample Recovery template previously set up in the QC stabilities file. Alternately, if the suggested worksheet was followed in testing, use the copy/paste function described in ES1700 and transfer the raw OD numbers into the raw data sheet of the spreadsheet. The raw ODs will then be copied into the appropriate places in the spreadsheet(s). If the raw data was printed automatically when read, there is no need to print the raw data sheet. The program will automatically calculate the mean OD and % CV for each sera.

6.6.2	For 3rd order polynomial regression, the four coefficients and r2 are generated as follows:

6.6.2.1	Open the PSI-Plot program, a blank spreadsheet will open.

6.6.2.2	In Column C1, enter the mean ODs from the Standard Curve, beginning with the 10 ng/mL Standard.

6.6.2.3	In Column C2, enter the Standard Curve values, beginning with the 10 ng/mL Standard.

6.6.2.4	Under the “Math” menu, select “fitting”, then “polynomial”. Type “3” in the box labeled “Order”. Choose “OK”.

6.6.2.5	A “Polynomial Fitting Report” will be generated. The assay name may be entered after “Date File Name”. Print the report and choose “OK”. Next, print the page with the initial data entry (new data will have been added by PSI-Plot).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Revision: 00

Effective Date: 2009-06-12

6.6.2.6	The four coefficients generated are labeled as “a[0], a[1], a[2], a[3]” under “The Order of Polynomial” section. Enter these into the Excel spreadsheet where indicated. Values will be calculated automatically by Excel.

6.6.2.7	The r2 coefficient is labeled “COD” under the “Goodness of Fit Statistics” section. Enter the r2 into the Excel spreadsheet where indicated.

6.6.3	Copy the sample recovery values into the next available column to the right of time zero on page 2 of the spreadsheet and labeled with the appropriate time point.

6.6.4	Refer to the appropriate Product Specification and determine if each assay meets specification listed. All results shall meet acceptance criteria as specified in the appropriate Product Specification for all testing time points. .

6.6.5	Sign, date, and attach all documents inside the stability file folder on the left side. Submit to QC or Product Support for review.

6.6.6	When all scheduled testing for a plate lot is complete, attach the tickler file index card to the inside left of the lot’s stability file folder. Remove any remaining kits from the stability bins and disposition according to Waste Disposal (SOP7002).

6.7	Retesting of Stability Kits

Refer to SOP3004 for retesting procedure. If repeated out of specification results are obtained, BG Medicine shall be notified immediately and an investigation completed per SOP3004.

7. APPENDICES/ATTACHMENTS

Appendix 1: List of Excel Spreadsheet Forms for TM5054

Appendix 2: Plate Set Up Diagram SR Testing

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TEST METHOD

Title:	STABILITY PROGRAM, SAMPLE RECOVERY FOR	Document Number: TM5054
GALECTIN-3

Revision: 00

Effective Date: 2009-06-12

APPENDIX 1: List of Excel Spreadsheet Forms for TM5054

The following forms can be found in Excel under: Current Company

Network/Department/Quality Control/Quality Control Templates.

Stability Sample Recovery Testing for Galectin-3 (TM5054-1)

Stability Master Sheet (TM5054-2)

APPENDIX 2: Plate Set Up Diagram for SR Testing

RB = reagent blank

	1 2	3 4
A	10 ng/ml Std	Kit Low Control
B	5 ng/ml Std	Kit High Control
C	2.5 ng/ml Std	1
D	1.25 ng/ml Std	2
E	0.625 ng/ml Std	3
F	0.313 ng/ml Std	4
G	0.156 ng/ml Std	5
H	RB	6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT K

LYOPHILIZER DESCRIPTION

Final Quote from SP Industries to be included as exhibit K in final signed agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit K

[Graphic]

815 Route 208

Gardiner, New York 12525

1-800-431-8232

1-845-255-5000

1-845-255-5338 (Fax)

To:	Jeff Moore	From:	Paul Coiteux
Fax:
Phone:	(617) 784-2450 ext	Date:	Feb-27-2009
Re:	BG-Medicine–Used BM 1000

Thank you for contacting SP Industries, manufacturers of FTS, Hull, VirTis and Hotpack Equipment.

We are pleased to provide your quotation as requested.

If you have any questions concerning the quotation, or if you would like further information on any of SP Industries’ other products, including Wilmad-LabGlass glassware or Hotpack washers and environmental chambers, please do not hesitate to contact us directly, or visit our website at Spindustries.com.

We thank you again for considering SP Industries products in your purchasing plans.

I look forward to assisting you with your new equipment.

Best regards.

Paul Coiteux

Director Technical Sales and Support

800-431-8232 x 2027

Paul.Coiteux@spindustries.com

[Graphic]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit K
[Graphic]	ISO-9001 REGISTERED
Please make your order out to SP Industries
815 Route 208 Gardiner, NY 12525-9989 800.431.8232 Phone: 845.255.5000 Fax: 845.255-5338 www.virtis.com

Quote For:	Jeff Moore	Payment Terms:
	BG Medicine Waltham, MA 02451 USA	50% with confirming purchase order, 50% Net 30 days subject to standard credit review.

Phone:	(617) 784-2450
Fax:
E-mail:	JMoore@BG-Medicine.com

Date	Quote #	Expires	Ship ARO	Ship Via	Prepared by:	Phone #:
02/27/09	RESQ15378-02	60 days	See Notes	Best Way	Rich Gliedman	800-431-8232

Qty	Part #	Description	Unit Price	Ext. Price
1	B1K204	USED BENCHMARK 1000 Serial Number: 215661. The unit is being offered on an “as available” basis and comes with a 1 year warranty. Includes:	$[***]	$[***]

>4 usable plus one radiant 16” X24” shelves providing for a shelf area of 10.67 ft2 (.99 m2) and a shelf clearance of 78mm.

>Refrigeration system is our EL70 system.

>The shelf stack is capable of a temperature range from

-70°C to +65°C.

>The condenser will have a 24 hour capacity of 20 Liters.

>The condenser blank off temperature is -85°C.

>Vacuum will be provided by 2 redundant Leybold vacuum pumps.

>The shelf stack, condenser and product chambers will be constructed of 316L stainless-steel.

>Hydraulic stoppering

>8” Isolation Valve

>Maestro Control System with:

•    Pirani and Capacitance Manometer Vacuum Gauges

•    Barometric Endpoint software for dryness testing

•    12 product probes

>Shipping and insurance >1 Preventitive Maintenance Visit

1		Delta 10 Evaporative Cooling Tower. The tower will be ordered with a heated sump so that it will be cold weather compatible	$[***]	$[***]

1	ISA

Installation and Start-up Assistance- (price is per week) (Limited to 45 hours; additional hours $220/hour)

-Assist the maintenance department or the operator with proper installation of the unit.

-Check unit for proper utility support, power, water, etc…

-Explain in detail the operation and service requirements of all sub-systems. Training to include routine maintenance as well as long term maintenance.

			$[***]	$[***]

[Graphic]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit K

Qty	Part #	Description	Unit Price	Ext. Price

-Review in detail spare parts lists outlining recommended spares both short and long term.

-Review print support documentation including main system, electrical and refrigeration drawing.

- Provide complete operation and support training on all provided control systems.

Customer must have the following ready prior to service arrival:

1. Unit must be in its final location.

2. The electrical service must be connected and operational.

3. Water supply for the compressor system must be connected and operational.

4. Product and condenser drains must be connected to drainage system and be operational.

5. Any shipping damage should be disclosed.

Notes:

1) Receipt of 50% deposit required by March 15, 2009.

2) Cooling tower is not cancelable and will be order from Delta upon receipt of BG purchase order.

3) Unit will be shipped within 1 week of receipt of initial deposit.

4) Shipment is estimated to be one week.

Please make out Purchase Orders to SP Industries / New York Equipment Group for all HotPack, VirTis, and FTS products.			Sub Total FOB FACTORY	$[***] $[***]

			Total	$[***]

Please reference quote # when placing order. Confirmation of order should be sent by formal purchase order. Please make your order out to SP Industries. Delivery time is estimated and is subject to prior sale and/or plant loading. Shipments are made F.O.B. manufacturing plant. Any freight or trading charges will be prepaid and added. Credit terms subject to prior approval. SP Industries equipment carries a one-year warranty on parts and labor and two year refrigeration warranty. Prices subject to change–prices based upon total purchase–all delivery, training or consulting services to be billed at published rates for each activity involved–generally all hardware computer components proposed above are covered by a limited one year warranty, covering parts and labor on a depot basis–we specifically disclaim any and all warranties, express or implied, including but not limited to any implied warranties or with regard to any licensed products. We shall not be liable for any loss of profits, business, goodwill, data, interruption of business, nor for incidental or consequential merchantability or fitness of purpose, damages related to this agreement. Minimum 20% restocking fee with original packaging. SP Industries is a Equal Opportunity Affirmative Action employer.

AUTHORIZED SIGNATURE:

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT L

VALIDATION PLAN

To be mutually agreed to by the parties

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Contract Manufacturing Validation Checklist Pilot 3

BG Medicine Galectin-3 Test Kit

Project 09-001

Requirement	Testing Plan	Status
1. Manufacturing Documents and Processes:

1.1 [***]	[***]	[***]
1.2 [***]	[***]	[***]
1.3 [***]	[***]	[***] [***]
1.4 [***]	[***]	[***]
1.5 [***]	[***]	[***]
1.6 [***]	[***]	[***]
1.7 [***]	[***]	[***]
1.8 [***]	[***]	[***] [***] [***]
1.9 [***]	[***]	[***]
1.10 [***]	[***]	[***]
1.11 [***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Requirement	Testing Plan	Status
1.12 [***]	[***]	[***] [***] [***] [***] [***] [***]
1.13 [***]	[***]	[***] [***]
1.14 [***]	[***]	[***]
2. Labels and Precautions:
2.1 [***]	[***]	[***]
2.2 [***]	[***]	[***]
2.3 [***]	[***]	[***]
2.4 [***]	[***]	[***]
2.5 [***]	[***]	[***]
3. Vendors and Raw Materials:
3.1 [***]	[***]	[***]
3.2 [***]	[***]	[***]
3.3 [***]	[***]	[***]
3.4 [***]	[***]	[***]
3.5 [***]	[***]	[***]
3.6 [***]	[***]	[***]
3.7 [***]	[***]	[***]
4. Validations:
4.1 [***]	[***]	[***]
4.2 [***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Requirement	Testing Plan	Status
4.3 [***]	[***]	[***]
4.4 [***]	[***]	[***] [***] [***]
4.5 [***]	[***]	[***]
4.6 [***]	[***]	[***]
4.7 [***]	[***]	[***]
4.8 [***]	[***]	[***]
4.9 [***]	[***]	[***]
4.10 [***]	[***]	[***]
4.11 [***]	[***]	[***]
5. Shipping:
5.1 [***]	[***]	[***]
5.2 [***]	[***]	[***]
5.3 [***]	[***]	[***]
6. Training:
6.1 [***]	[***]	[***]
6.2 [***]	[***]	[***]
6.3 [***]	[***]	[***]
6.4 [***]	[***]	[***]
6.5 [***]	[***]	[***]
6.6 [***]	[***]	[***]
7. Business Issues/Qualify Planning/Regulatory:
7.1 [***]	[***]	[***]
7.2 [***]	[***]	[***]
7.3 [***]	[***]	[***]
7.4 [***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Summary

[***] with [***]. [***] were [***] for [***] to [***]. [***] will be [***] by [***] and [***].

The [***] were [***] for Pilot 3:

[***]

[***]

[***]

[***]

Also of note:

[***]

[***]

[***]

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Conclusion

[***]

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]

[***]

Additional changes to follow for test methods, excel worksheets, and TM worksheets to incorporate updated standard vial reconstitution instructions once validated by BG Medicine. Reference attached PI revision.

Contract Manufacturing Validation Checklist Review:

/s/ James Patzke	Date: 2009-10-27
BG Medicine Representative

/s/ Tammy Buckner	Date: 2009-10-27
Corgenix Representative

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Galectin-3 Pilot Raw Material Lot # Track

P/N	Raw Material	Pilot 0	Pilot 1	Pilot 2	Pilot 3
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT M

QUALITY AGREEMENT

To be mutually agreed to by the parties

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Quality Agreement

Between

BG Medicine, Inc. (“BG Medicine”)

And

Corgenix, Inc. (“Corgenix”)

A. Purpose:

To identify the shared and individual responsibilities (the “Shared and Individual Responsibilities”) between BG Medicine and Corgenix to ensure compliance with applicable United States Food and Drug Administration (“FDA”) Good Manufacturing Practices (“GMP”/”QSr”) regulations, European Union (“EU”) requirements, for example, ISO 13485, and other applicable regulations and to define the type, frequency and or content of quality metric (“Quality Metric(s)”) reports prepared by Corgenix for submission to BG Medicine in connection with manufacturing Product(s) as defined in that certain Supply Agreement (the “Agreement”) executed between BG Medicine and Corgenix dated March 20, 2009.

B. Scope:

Microtiter plate ELISA in vitro diagnostic test kits manufactured by Corgenix at its facility in Broomfield CO according to BG Medicine specifications.

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement. To the extent any terms and conditions contained herein conflict with the Agreement, the terms and conditions of the Agreement shall take precedence and shall in all cases supercede any additional or different terms contained herein.

The contractual Agreement and this Quality Agreement are not disclosable to or subject to inspection by the FDA. Any sections of the Quality Reports that contain information necessary to comply with § 820.20(c), Management Review, are also not disclosable to or subject to inspection by the FDA. Additionally, both BG Medicine and Corgenix will comply with its respective procedures governing inspections by the FDA.

C. Responsibilities:

(1) BG Medicine and Corgenix agree to each appoint a quality representative (the “Representative(s)”). The Representative of BG Medicine shall be the Director of Quality Assurance or designee and the Representative of Corgenix shall be the Quality Assurance/Regulatory Affairs Manager or designee. The Representatives or their designees shall meet in person or by teleconference from time to time or as needed. The Representatives

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

or their designees shall be responsible for overseeing, reviewing and recommending quality programs and reporting obligations with respect to the Quality Metrics and Shared and Individual Responsibilities, including Technical Review Board (“TRB”) activities, if any, concerning the Product(s) provided in connection with the Agreement.

(2) BG Medicine and Corgenix agree to carry out their respective responsibilities and to procure and supply and cause contractors and vendors to procure and supply all goods and services provided in connection with the Agreement in compliance, in all material respects, with the applicable provisions of FDA, EU and other applicable regulations as set forth in Schedule A attached. For responsibilities designated as shared in Attachment A, a description of respective responsibilities is given below.

Title 21 of the CFR

§807, Establishment Registration—Both BG Medicine and Corgenix will maintain current Establish Registrations with the FDA.

§801/ §809, Labeling—BG Medicine is responsible for all labeling content. BG Medicine will maintain control of the Instructions for Use (IFU) and all promotional material within the BG Medicine document control system. BG Medicine will supply an approved copy of the IFU to Corgenix Quality Assurance. Corgenix Quality Assurance will maintain a Master Copy of the current revision of the IFU on file for kit production purposes. Corgenix will prepare and control product labels within the Corgenix document control system with a BG Medicine representative as one of the approvers.

§810, Recall—BG Medicine maintains overall responsibility for all recall activities, but Corgenix will assist with retrieval of all distribution records and ensuring all nonconforming product at Corgenix is properly quarantined.

§806, Reports of Corrections & Removals—BG Medicine maintains overall responsibility for all corrections and removals, including reporting, but Corgenix will assist with retrieval of all distribution records and ensuring all nonconforming product at Corgenix is properly quarantined.

§820.20, Management Responsibility—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.20.

§820.22, Quality audit—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.22.

§820.25, Personnel—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.25.

§820.30, Design controls—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.30. BG Medicine is responsible for Design Controls for

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BG Medicine products, but may utilize the Corgenix document control system for design changes with BG Medicine as one of the approvers. A copy of any Corgenix records of such changes (e.g. change orders) will be sent to BG Medicine for inclusion in the DHF.

§ 820.40, Document control—Both BG Medicine and Corgenix will maintain a quality system in compliance with § 820.40.

Change Control. Corgenix agrees to not make, authorize or implement any change or modification to the Product(s) or its manufacturing processes without prior written approval by BG Medicine.

§ 820.50, Purchasing controls—Both BG Medicine and Corgenix will maintain a quality system in compliance with § 820.50. BG medicine will be responsible for purchasing monoclonal antibodies (M3/38 and 87B5-HRP) and arranging direct shipment of antibodies to Corgenix. Corgenix will be responsible for the receiving acceptance of the monoclonal antibodies (§ 820.80b) based on Corgenix Raw Material Specifications. Corgenix will be responsible for qualifying suppliers by its Vendor Qualification procedures. However, in the case of suppliers that provide materials for only BG medicine, BG medicine will be responsible for site audits of the supplier if BG medicine determines an audit is appropriate.

§ 820.70, Production and process controls—Corgenix will be responsible for implementation of production and process controls in compliance with § 820.70, however, BG Medicine will pre-approve all changes to production processes that affect the quality of BG Medicine Products, prior to implementation.

§ 820.100, Corrective and Preventive Action—Both BG Medicine and Corgenix will maintain a quality system in compliance with § 820.100.

Disposition of Nonconformances—Corgenix shall adhere to its quality system CAPA procedures and shall input and analyze quality data sources and trends as part of the nonconformance investigation. Investigations shall attempt to determine the root cause of nonconformance, where possible. Nonconformances shall be evaluated with respect to all Product quality attributes, and apply risk analysis and statistical methods, where necessary. Distribution of Product(s) shall be stayed until resolution or preventive steps, including validation, if necessary, are taken and agreed to in writing by BG Medicine. In cases where the nonconformance is purely a system issue and has been shown through investigations to not adversely affect BG Medicine Product Quality, BG medicine notification and approval is not required. Nonconformance information shall be submitted for management review. Nonconformance metrics shall be reported to BG Medicine according to the terms described in section C(3) of this Quality Agreement. Corgenix will notify BG Medicine of all planned deviations in the form of Temporary Deviation Notices (TDN) and obtain written approval when said deviations may impact the Quality of BG Medicine Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

§820.180, Records, General requirements—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.180.

§820.181, Device master record (DMR)—BG Medicine will supply product specifications, production procedures and testing/inspection procedures to Corgenix for implementation in its production processes. Corgenix will prepare a DMR and obtain BG Medicine written approval via FAX or e-mail. The DMR will be controlled within the Corgenix quality system.

§820.181, Quality system record—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.181.

§820.198 , Complaint files—BG Medicine will provide all Complaint Handling services and will maintain complaint files in compliance with § 820.198. When requested by BG Medicine, Corgenix will perform product quality investigations in support of BG Medicine complaint handling efforts. The investigations will occur and results communicated back to BG Medicine in a timely manner taking into consideration the importance of the investigation. Corgenix will make every effort to supply at least a preliminary report to BG Medicine within a week from receiving a request from BG Medicine to undertake an investigation. In particular the reporting of product quality investigations must allow BG Medicine to comply with the reporting requirements of § 803, Medical Device Reporting. All records of the investigation including a summary of the results will be forwarded to BG Medicine for inclusion in the complaint file. During Corgenix product quality investigations, if a failure is confirmed, a Nonconformance Report will be initiated.

§820.250, Statistical techniques—Both BG Medicine and Corgenix will maintain a quality system in compliance with §820.180.

(3) Periodic Quality Reports content and frequency. Corgenix agrees to submit periodic reports on Quality Metrics with respect to BG Medicine products according to the frequency given in Schedule B attached hereto and incorporated herein as a part of this Quality Agreement. The content of such reports shall be in the form of quality data input as given in Schedule B and shall be applied starting with the first lot accepted for commercial distribution.

(4) Cooperation. BG Medicine and Corgenix agree to cooperate in resolving nonconformances, complaints and other quality issues arising during the manufacture of the Product(s) under the Agreement and to collaborate in performing any investigation or testing and in taking any necessary corrective action to resolve the same. The Representatives or their designees shall be responsible for ensuring appropriate investigation of the cause of any significant event and shall determine report obligations under Quality Metrics.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SO AGREED:

BG Medicine, Inc.

By:	/s/ James Patzke	Date: 2009-06-18
Name:	James Patzke
Title:	Director of Quality Assurance

Corgenix, Inc.

By:	/s/ Daniel Simpson	Date: 2009-06-18
Name:	Daniel Simpson
Title:	QA/RA Manager

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE A

SHARED & INDIVIDUAL RESPONSIBILITIES

General Controls of the FD&C Act, as codified at Title 21 of the CFR	Responsible Party
	BG Medicine	Corgenix
§ 807 Establishment Registration	✓	✓
§ 807 Device Listing	✓	-
§801/ §809 Labeling	✓	✓
§810 Recall	✓	✓
§806 Reports of Corrections & Removals	✓	✓
§803 Medical Device Reporting (MDR)	✓	-

Tariff Act of 1930 & U.S. Customs Service Regulations, as codified at Title 19 of the CFR

§134 Country of Origin Marking	✓	-

USDA Regulations, Animal & Plant Inspection Service, codified at Title 9 of the CFR

§§93-96 BSE (Import)	✓	-

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

GMP/QSr Regulation[1]	Responsible Party
	BG Medicine	Corgenix
§ 820.20—Management responsibility	✓	✓
§ 820.22—Quality audit	✓	✓
§ 820.25—Personnel	✓	✓
§ 820.30—Design controls	✓	✓
§ 820.40—Document controls	✓	✓
§ 820.50—Purchasing controls	✓	✓
§ 820.60—Identification	-	✓
§ 820.65—Traceability	-	✓
§ 820.70—Production and process controls	✓	✓
§ 820.72—Inspection, measuring, and test equipment	-	✓
§ 820.75—Process validation	-	✓
§ 820.80—Receiving, in-process, and finished device acceptance	-	✓
§ 820.86—Acceptance status	-	✓
§ 820.90—Nonconforming product	-	✓
§ 820.100—Corrective and preventive action (CAPA)	✓	✓
§ 820.120—Device labeling	-	✓
§ 820.130—Device packaging	-	✓
§ 820.140—Handling	-	✓
§ 820.150—Storage	-	✓
§ 820.160—Distribution	-	✓

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

GMP/QSr Regulation[1]	Responsible Party
	BG Medicine	Corgenix
§ 820.170—Installation	NA	NA
§ 820.180—Records, General requirements	✓	✓
§ 820.181—Device master record (DMR)	✓	✓
§ 820.184—Device history record (DHR)	-	✓
§ 820.186—Quality system record	✓	✓
§ 820.198—Complaint files	✓	-
§ 820.200—Servicing	NA	NA
§ 820.250—Statistical techniques	✓	✓

[1]	The corresponding ISO13485:2003 requirement will be evident in each Quality System, as applicable.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE B

QUALITY METRICS AND QUALITY REPORT CONTENTS

Parameter/Quality Data Input	Report Frequency
Supplier evaluation and monitoring status for BG Medicine products including a summary of supplier nonconformances and any resulting supplier CAPAs.	Quarterly

Number of component, raw materials lots rejected or accepted for BG Medicine Products.	Quarterly

Number of Finished Products Accepted and Rejected for BG Medicine Products.	Quarterly

Technical Review Board activities for BG Medicine products; number of items accepted, rejected and pending, sub-categorized by design, supplier, manufacturing, storage and distribution.	Quarterly

Product Yield (# of kits accepted/# of kits started) for BG Medicine Products.	Quarterly

Number of CAPA/nonconformances opened and closed, sub-categorized by design, supplier, manufacturing, storage and distribution for BG Medicine Products.	Quarterly

Number of product quality investigations in support of BG Medicine complaint handling open and completed, including time to completion, in days for BG Medicine Products.	Quarterly

Number of total change controls, sub-categorized by design, raw material (components), labeling, manufacturing, storage and distribution changes for BG Medicine products.	Quarterly

Status of internal audits involving BG Medicine products	Quarterly

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.